Exhibit 10.6

SECOND AMENDMENT TO REVOLVING CREDIT NOTE

THIS AMENDMENT AGREEMENT is made as of the 22nd day of September, 2011 among TNP SRT SECURED HOLDINGS, LLC, a Delaware limited liability company, TNP SRT MORENO MARKETPLACE, LLC, a Delaware limited liability company, TNP SRT SAN JACINTO, LLC, a Delaware limited liability company, TNP SRT CRAIG PROMENADE, LLC, a Delaware limited liability company, TNP SRT NORTHGATE PLAZA TUCSON, LLC, a Delaware limited liability company, TNP SRT PINEHURST EAST, LLC, a Delaware limited liability company and TNP SRT TOPAZ MARKETPLACE, LLC, a Delaware limited liability company (individually and collectively, jointly and severally the “Maker”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, having an address at 225 Franklin Street, 18th Floor, Boston, Massachusetts 02110 (“Payee”).

W I T N E S S E T H    T H A T:

WHEREAS, the Maker has executed and delivered to the Payee a certain Revolving Credit Note dated as of December 17, 2010 in the principal amount of $35,000,000, as amended and as affected by various Joinder Agreements executed in connection therewith pursuant to which some of the Makers were added as co-makers, which Note and Joinder Agreements are hereby incorporated by reference herein and made a part hereof (the “Note”);

WHEREAS, the parties hereto desire to amend the Note in the manner hereinafter set forth;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. This Note is hereby amended to increase the principal amount by the additional sum of $7,000,000 from $38,000,000 to $45,000,000 or the aggregate unpaid principal amount outstanding under the Note, whichever is less.

2. All references to the Note in the Loan Documents shall be deemed to include this amendment to the Note and any other amendments which may be executed.

3. Except as modified and amended hereby, the Note shall remain in full force and effect and is in all other respects ratified and confirmed.

(Signatures on next page)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year indicated above.

PAYEE:	KEYBANK NATIONAL ASSOCIATION

	By:	/s/ Christopher T. Neil
Christopher T. Neil
Senior Relationship Manager

MAKER:	TNP SRT SECURED HOLDINGS, LLC, a Delaware limited liability company

	By:	TNP Strategic Retail Operating Partnership, L.P., its sole member

		By:	TNP Strategic Retail Trust, Inc., its general partner

			By:	/s/ James Wolford
Print Name: James Wolford
Title: CFO

TNP SRT MORENO MARKETPLACE, LLC, a Delaware limited liability company

	By	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

		By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

			By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

			By:	/s/ James Wolford
Print Name: James Wolford
Title: CFO

(Signatures continued on next page.)

TNP SRT SAN JACINTO, LLC, a Delaware limited liability company

By	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

	By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

		By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

		By:	/s/ James Wolford
Print Name: James Wolford
Title: CFO

TNP SRT CRAIG PROMENADE, LLC, a Delaware limited liability company

By	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

	By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

		By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

		By:	/s/ James Wolford
Print Name: James Wolford
Title: CFO

(Signatures continued on next page.)

TNP SRT NORTHGATE PLAZA TUCSON, LLC, a Delaware limited liability company

By	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

	By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

		By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

		By:	/s/ James Wolford
Print Name: James Wolford
Title: CFO

TNP SRT PINEHURST EAST, LLC, a Delaware limited liability company

By	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

	By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

		By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

		By:	/s/ James Wolford
Print Name: James Wolford
Title: CFO

(Signatures continued on next page.)

TNP SRT TOPAZ MARKETPLACE, LLC, a Delaware limited liability company

By	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

	By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

		By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

		By:	/s/ James Wolford
Print Name: James Wolford
Title: CFO